UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 23, 2008
Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

205, 707– 7th Avenue S.W. Calgary, Alberta, Canada	T2P 3H6

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (403) 263-1623
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 24, 2008 Oilsands Quest Inc. (the “Company”) issued a press release announcing that in the January 23, 2008 Alberta Public Offering of Oil Sands Rights it acquired two oil sands exploration permits contiguous to the Company’s Saskatchewan lands. The permits were acquired for an aggregate cost of $10,010,880 (Cdn), plus annual rent of $3.50 per acre. The press release announcing the acquisition is filed as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated January 24, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oilsands Quest Inc. (Registrant)
Date: January 24, 2008	/s/ Karim Hirji
	Name:	Karim Hirji
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated January 24, 2008